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                                                                   EXHIBIT 10.44

                                                                  EXECUTION COPY


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                           ACCOUNT PURCHASE AGREEMENT



                          dated as of October 31, 2000

                                  by and among



                             THE CREDIT STORE, INC.,

                                 as the Seller,



                                       and



                          CREDIT STORE SERVICES, INC.,

                                  as the Buyer



         ---------------------------------------------------------------





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                           ACCOUNT PURCHASE AGREEMENT

                  ACCOUNT PURCHASE AGREEMENT, dated as of October 31, 2000 (this "Agreement"), by and between THE CREDIT STORE, INC., a Delaware corporation ("TCSI" or the "Seller"), and CREDIT STORE SERVICES, INC., a Delaware corporation (the "Buyer").

                  WHEREAS, the Seller wishes to sell and assign to the Buyer from time to time on or after the Closing Date some or all of the Unconverted Accounts (as defined below) owned by the Seller.

                  WHEREAS, the Seller understands that the Buyer will use the purchased Accounts as collateral for loans made under the Loan Agreement (as defined below).

                  WHEREAS, the Buyer, a wholly owned subsidiary of the Seller, desires to purchase from time to time such Eligible Accounts from the Seller upon the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Seller hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the following meanings assigned to them:

                  "Account Documents" means any application, loan agreement, credit agreement, revolving loan contract, promissory note, billing statement or record, record of debt, notice, correspondence, cardholder agreement, account, chattel paper or other credit or debit instrument that relates to an Account.

                  "Account(s)" means each Unconverted Account owned by the Seller and identified in the Seller's records as Pool Identification Number 2000100 that either (a) was an Eligible Account on the Closing Date or (b) becomes an Additional Account after the Closing Date. The term "Account" refers to an Additional Account only from and after the Addition Date on which it is purchased by the Buyer.


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                  "Addition Date" means a date on which the Seller designates one or more Unconverted Accounts as Additional Accounts and the Buyer purchases such Unconverted Accounts pursuant to Section 2.1.

                  "Additional Accounts" means each Eligible Account identified in the Seller's records as Pool Identification Number 2000100 that is designated as an Additional Account pursuant to Section 2.2.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Asset Purchase Agreement" means an agreement under which the Seller has purchased Accounts from a third party.

                  "Bankruptcy Code" means the provisions of Title 11 of the United States Code, 11 U.S.C. ss.ss. 101 et seq.

                  "Chattel Paper" means any "chattel paper," as such term is defined in the Code.

                  "Closing Date" means October 31, 2000.

                  "Closing Fees and Expenses" with respect to the Closing Date or any Addition Date, means the broker's fees, legal expenses and other fees and expenses agreed upon by the Buyer and the Seller for the Accounts being purchased on such date.

                  "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of South Dakota, including after July 1, 2001.

                  "Conveyed Property" has the meaning set forth in Section
         2.1(a).

                  "Credit Collection Laws" means state and federal laws governing the business of collecting consumer debt, including without limitation, the Fair Debt Collection Practices Act, the Federal Consumer Credit Protection Act and Regulation Z issued thereunder, the Federal Equal Credit Opportunity Act and Regulation B issued thereunder and the Bankruptcy Code.

                  "Eligible Account" means Unconverted Accounts in portfolios, the purchase of which by the Buyer has been authorized by the Lender.

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                  "Forward Flow Agreement" means an Asset Purchase Agreement pursuant to which the Seller purchases a series of portfolios of Unconverted Accounts from a third party over a period of time at a fixed price.

                  "General Intangibles" means any "general intangibles," as such term is defined in the Code.

                  "Ineligible Account" has the meaning given such term in
         Section 6.1(a).

                  "Instruments" means any "instruments," as such term is defined in the Code.

                  "Lender" means The Varde Fund IV-A, L.P., a Delaware limited partnership, and its successors and permitted assigns under the Loan Agreement.

                  "Lien" means a lien, security interest, pledge, hypothecation, collateral assignment, charge, encumbrance, or other right or claim of any Person other than an unfiled lien for tax accrued but not yet payable.

                  "Loan Agreement" means the Master Loan and Servicing Agreement of even date herewith by and among the Buyer, as borrower, the Lender, as lender, and the Seller, as servicer, as such agreement is amended, modified or supplemented from time to time.

                  "Material Adverse Effect" means, with respect to any event or circumstance, a material adverse effect on:

                           (a) the ability of the Seller or the Buyer to perform
                  its obligations under this Agreement;

                           (b) the validity or enforceability of this Agreement;

                           (c) the status, existence, perfection, priority or
                  enforceability of the sale of the Accounts pursuant to this Agreement; or

                           (d) the validity, enforceability or collectibility of
                  the Accounts, taken as a whole.

                  "Obligor" means any person obligated with respect to an Account.

                  "Person" means any natural person, limited liability company, corporation, partnership, joint venture, firm, association, trust, unincorporated organization, governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

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                  "Proceeds" means "proceeds" as defined in Section 9-306(1) of the Code.

                  "Purchase Price" has the meaning set forth in Section 3.1.

                  "Relevant UCC State" means each jurisdiction in which the filing of a Uniform Commercial Code financing statement is necessary to perfect the ownership interest and security interest of the Buyer established under this Agreement.

                  "Unconverted Account(s)" means charged off consumer debt, including accounts receivable, other receivables, book debts and other forms of obligations including (a) "accounts," as such term is defined in the Code (including any such obligation that may be characterized as an account or contract right under the Code), (b) Chattel Paper or Instruments, and (c) all General Intangibles consisting of a right to receive a payment of money.

                  Section 1.2 Other Definitional Provisions. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section and Schedule references contained in this Agreement are references to Sections and Schedules in or to this Agreement unless otherwise specified. All capitalized terms not otherwise defined in this Agreement have the meanings given such terms in the Loan Agreement. In the event that any terms or provision contained herein conflicts with or is inconsistent with any term or provisions contained in the Loan Agreement, the terms and provisions contained herein will govern with respect to this Agreement.

                  Section 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                   ARTICLE II

                             PURCHASE AND CONVEYANCE

                  Section 2.1 Sale.

                  (a) Assets Conveyed. In consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, the Seller does hereby sell, assign, transfer, set-over, and otherwise convey to the Buyer, and the Buyer does hereby purchase from the Seller, all of the Seller's right, title, and interest in, to, and under (i) the Accounts now existing and hereafter acquired (including the Additional Accounts), including, without limitation, all



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         accounts, General Intangibles, Chattel Paper, contract rights,
         Instruments and other obligations of any Obligor with respect to the Accounts, now or hereafter existing, including, without limitation, (A) any interest, or other fees received by the Seller with respect to such Accounts, (B) the account relationship, (C) any Account Document with respect to the Accounts and (D) any judgments founded upon an obligation or Account Document and any lien arising therefrom, (ii) all collections on and net recoveries in respect of such Accounts from and after the effective date of sale hereunder, (iii) the related Asset Purchase Agreements, and (iv) all Proceeds of any of the foregoing (all of the foregoing collectively, the "Conveyed Property").

                  (b) Financing Statements. In connection with the foregoing sale, the Seller has recorded and filed at its own expense, a financing statement with respect to the Conveyed Property and the Seller agrees to deliver a file-stamped copy of such financing statement or other evidence of such filings to the Buyer and the Lender within 10 days after the Closing Date.

                  (c) Marking Records; Lists of Accounts. In connection with the sale and conveyance hereunder, the Seller agrees, at its own expense, on or prior to the Closing Date or respective Addition Date, as applicable, to indicate or cause to be indicated clearly and unambiguously in its accounting records that the Conveyed Property has been sold to the Buyer pursuant to this Agreement. Within ten Business Days of the Closing Date, the Seller will provide the Buyer with a list (which may be in electronic format) of the Accounts sold to the Buyer on the Closing Date. Within ten Business Days of each Addition Date, the Seller will deliver a list (which may be in electronic form) of the Unconverted Accounts sold to the Buyer as Additional Accounts on such Addition Date.

                  (d) Sale Intended; Security Interest. It is the express intent of the Seller and the Buyer that the conveyance of the Conveyed Property by the Seller to the Buyer pursuant to this Agreement be construed as a true sale thereof by the Seller to the Buyer and not a grant of a security interest in the Conveyed Property by the Seller to the Buyer to secure a debt or other obligation of the Seller. However, if notwithstanding the intent of the parties, a court of competent jurisdiction holds that the conveyance of the Conveyed Property is not a true sale of the Conveyed Property from the Seller to the Buyer, then
         (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the Code, (ii) this Agreement and the Seller's books and records shall evidence the Buyer's obligation to pay the Purchase Price, and (iii) the conveyance by the Seller provided for in this Agreement shall be deemed to be, and the Seller hereby grants to the Buyer a security interest in and to, all of the Seller's right, title, and interest in the Conveyed Property to secure all obligations now or hereafter arising of the Seller to the Buyer, including, without limitation, loans to the Seller in the



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         amount of the aggregate Purchase Price paid as set forth in this
         Agreement. The Seller and the Buyer shall, to the extent consistent with this Agreement, take such action as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Conveyed Property, such security interest would be deemed to be a first priority perfected security interest in favor of the Buyer under applicable law and will be maintained as such throughout the term of this Agreement (except for Chattel Paper and Instruments not in the possession of the Seller and therefore not in the possession of the Buyer). The Seller and the Buyer may rely upon an opinion of counsel addressed to them as to what is required to provide the Buyer with such security interest; and any such opinion of counsel shall permit the Lender to rely on it.

                  Section 2.2 Addition of Accounts. From time to time during the term of this Agreement, the Seller may agree to sell to the Buyer and the Buyer may agree to purchase from the Seller additional Eligible Accounts pursuant to this Agreement and such additional Eligible Accounts shall be Additional Accounts and be included as Accounts from and after the related Addition Date. Furthermore, in consideration of the Purchase Price and upon the terms and subject to the conditions set forth herein, the Seller shall hereby sell, assign, transfer, set-over, and otherwise convey to the Buyer, and the Buyer shall hereby purchase from the Seller, all of the Seller's right, title, and interest in, to, and under all receivables and other Conveyed Property related to such Additional Accounts as of the applicable Addition Date.

                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

                  Section 3.1 Purchase Price. The purchase price for the Conveyed Property (the "Purchase Price") sold as of any date shall be a dollar amount equal to the sum of (a) the purchase price paid by the Seller for such Accounts pursuant to the applicable Asset Purchase Agreement and (b) Closing Fees and Expenses with respect to the Accounts to be purchased on such date.

                  Section 3.2 Payment of Purchase Price. The Purchase Price with respect to the Accounts being purchased on the Closing Date or each Addition Date thereafter for Accounts purchased on such date shall be paid by payment in immediately available funds. Notwithstanding the foregoing, to the extent that the total Purchase Price for Accounts is not paid in full by the Buyer in cash on the Closing Date or any Addition Date with respect to Accounts purchased hereunder on such date, the Seller shall be deemed to have contributed capital to the Buyer in an aggregate amount equal to such shortfall.

                  Section 3.3 Purchase Reports. On each Addition Date, the Seller shall deliver to the Buyer a report showing, for such Addition Date, the aggregate Purchase



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Price of Accounts purchased, the aggregate amount, if any, owing to the Buyer pursuant to Section 6.1 and the aggregate net amount of cash owing for the purchased Accounts.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1 Seller's Representations and Warranties. The Seller represents and warrants as of the Closing Date, and shall be deemed to represent and warrant as of each Addition Date thereafter, that:

                  (a) Organization and Good Standing. The Seller is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority and legal right to own its property and conduct its business as such properties are presently owned and as such business is presently conducted and to execute, deliver, and perform its obligations under this Agreement and each other document or instrument to be delivered by the Seller hereunder.

                  (b) Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirements), as a foreign corporation in any state required in order to conduct business except where the failure to be so qualified would not result in a Material Adverse Effect. The Seller holds all of the permits, licenses, certificates, consents and other authorizations of applicable governmental authorities required by law to own and service the Accounts, the absence of which would have a Material Adverse Effect.

                  (c) Due Authorization. The execution and delivery of this Agreement, and the consummation of the transactions provided for herein, have been duly authorized by the Seller by all necessary corporate action on its part.

                  (d) Binding Obligation. This Agreement, and the consummation of the transactions provided for herein, constitutes a legal, valid, and binding obligation of the Seller, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and general principles of equity.

                  (e) No Conflicts. The execution and delivery of this Agreement, and the performance of the transactions contemplated hereby, do not (i) contravene the Seller's certificate of incorporation or by-laws, (ii) violate


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         any material provision of law applicable to it or require any filing
         (except for the filings under the Code), registration, consent, or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to the Seller, except for such filings, registrations, consents, or approvals as have already been obtained and are in full force and effect, or (iii) violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any material indenture, contract, agreement, mortgage, deed of trust, or other material instrument to which the Seller is a party or by which it or its properties are bound.

                  (f) Taxes. The Seller has filed all material tax returns required to be filed and has paid or made adequate provision for the payment of all material taxes, assessments, and other governmental charges due from the Seller or is contesting any such tax, assessment, or other governmental charge in good faith through appropriate proceedings and has set up appropriate reserves.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any governmental authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated hereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations hereunder, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability hereof.

                  (h) All Consents Required. All approvals, authorizations, consents, orders, or other actions of any governmental authority required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated hereby, and the fulfillment of the terms hereof have been obtained.

                  (i) Executive Offices, Collateral Locations, FEIN. The current location of the Seller's chief executive office is 3401 North Louise Avenue, Sioux Falls, South Dakota 57107 and the place where records with respect to the Conveyed Property is located is 3401 North Louise Avenue, Sioux Falls, South Dakota 57107. Neither of such locations has changed within the twelve (12) months preceding the Closing Date. The Seller's federal employer identification number is 87-0296990.

                  (j) Tradenames, Etc. The Seller has, within the last five (5) years, operated only under its current legal name except as described below and its trade name "The Credit Store." The Seller has not, within the last five (5) years, changed its name, identity or corporate structure, merged with or into or



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         consolidated with any other corporation, or been the subject of any proceeding under the Bankruptcy Code except the following:

                  October 11, 1996       Valley West Development Corporation
                                         changed its name to Credit Store, Inc.

                  February 17, 1998      Service One Holdings, Inc. (a Delaware
                                         corporation) merged into Credit Store,
                                         Inc.

                  February 17, 1998      Credit Store Mortgage, Inc. (a Delaware
                                         corporation) merged into Credit Store,
                                         Inc.

                  March 2, 1998          Service One International Corporation
                                         (a South Dakota corporation) merged
                                         into Credit Store, Inc. and name
                                         changed to The Credit Store, Inc.

                  (k) Preference; Voidability. The Seller warrants that the conveyance of the applicable Accounts and Conveyed Property to the Buyer, and each such conveyance, shall not have been made for or on account of an antecedent debt owed by the Seller to the Buyer and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

                  (l) No Restriction on Transfer. To the best of Seller's knowledge, no Account or related Account Document requires the prior written consent of an Obligor or contains any other restriction relating to the transfer or assignment of rights of payment under such Account or Account Document (other than a consent or waiver of such restriction that has been obtained prior to the related purchase date).

The representations and warranties set forth in this Section 4.1 shall survive the sale of the Accounts to the Buyer. Upon discovery by the Seller or the Buyer of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.

                  Section 4.2 Seller's Representations and Warranties Regarding the Accounts. The Seller (x) hereby represents and warrants as of the Closing Date, with respect to the Accounts transferred to the Buyer as of such date, and
(y) shall be deemed to represent and warrant as of the applicable Addition Date with respect to the Additional Accounts being sold on such date, that:

                  (a) The transfer of Accounts by the Seller to the Buyer under this Agreement constitutes a valid sale, transfer, assignment, set-over, and conveyance to the Buyer of all right, title, and interest of the Seller in and to the Accounts, whether then existing or thereafter created and arising in connection with the Accounts, and the Accounts will be owned by the Buyer



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         free and clear of any Lien of any Person (other than the Buyer and the
         Lender) claiming through or under the Seller or any of its Affiliates. This Agreement constitutes a valid sale, transfer, assignment, set-over, and conveyance to the Buyer of all right, title, and interest of the Seller in and to the Conveyed Property purported to be sold hereunder, whether existing on the Closing Date or thereafter created, and the Proceeds thereof.

                  (b) Immediately preceding the sale of the Accounts and related property pursuant to this Agreement, the Seller is (or, with respect to Additional Accounts, will be on the related Addition Date) the legal and beneficial owner of all right, title, and interest in and to each Account and each Account has been or will be transferred to the Buyer free and clear of any Lien.

                  (c) Each Account is an Eligible Account as of the related Addition Date.

The representations and warranties set forth in this Section 4.2 shall survive the sale, transfer, and assignment of the Accounts to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the representations and warranties set forth in this Section 4.2, the party discovering such breach shall give prompt written notice thereof to the other. The Seller agrees to cooperate with the Buyer in attempting to cure any such breach.

                  Section 4.3 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants as of the Closing Date, and shall be deemed to represent and warrant as of each Addition Date thereafter, that:

                  (a) Organization and Good Standing. The Buyer is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the requisite power and authority and legal right to own its property and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver, and perform its obligations under this Agreement.

                  (b) Due Qualification. The Buyer is duly qualified to do business and is in good standing (or is exempt from such requirements) as a foreign corporation in any state required in order to conduct business. The Buyer holds all of the permits, licenses, certificates, consents and other authorizations of applicable governmental authorities required by law to own the Accounts, the absence of which would have a Material Adverse Effect.

                  (c) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by the Buyer by all necessary corporate action on its part.

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                  (d) No Conflicts. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby do not (i) contravene the Buyer's certificate of incorporation or by-laws, (ii) violate any material provision of law applicable to it, or require any filing (except for the filings under the Code), registration, consent, or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to the Buyer, except for such filings, registrations, consents, or approvals as have already been obtained and are in full force and effect, or (iii) violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any material indenture, contract, agreement, mortgage, deed of trust, or other material instrument to which the Buyer is a party or by which it or its properties are bound.

                  (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Buyer, threatened against the Buyer, before any governmental authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated hereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Buyer of its obligations hereunder, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability hereof.

                  (f) All Consents Required. All approvals, authorizations, consents, orders, or other actions of any governmental authority required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated hereby, and the fulfillment of the terms hereof have been obtained.

The representations and warranties set forth in this Section 4.3 shall survive the sale of the Accounts to the Buyer. Upon discovery by the Buyer or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.

                                    ARTICLE V

                                    COVENANTS

                  Section 5.1 Seller Covenants. The Seller hereby covenants that:

                  (a) Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign, or transfer to any other Person or grant, create, incur, assume, or suffer to exist, any Lien on any Account, whether now existing or hereafter created, or any interest therein. The Seller will immediately notify the Buyer of the existence of any Lien on any Account and


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         will defend the right, title, and interest of the Buyer in, to, and under the Accounts, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

                  (b) Delivery of Collections. In the event that the Seller receives collections with respect to any Accounts, the Seller agrees to forward such collections to, or at the direction of, the Buyer as soon as practicable after the receipt thereof, but in no event later than the second Business Day following the date of receipt thereof.

                  (c) Conduct of Business. The Seller will do all things necessary to remain duly incorporated, validly existing, and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                  (d) Compliance with Laws. The Seller shall comply in all material respects with all federal, state and local laws, rules, regulations, orders, writs, judgments, injunctions, decrees, or awards to which it may be subject, including Credit Collection Laws, except where such failure to comply would not be reasonably like to have a Material Adverse Effect.

                  (e) Furnishing of Information and Inspection of Records. The Seller will provide the Buyer and the Lender with sufficient information to allow the Buyer and the Lender to make an informed decision with respect to a portfolio of Unconverted Accounts. Such information shall include but not be limited to, information provided to the Seller by the sellers of such Unconverted Accounts, internally generated stratifications and analyses of the Unconverted Accounts, portfolio write-ups prepared by the Seller, key assumptions used in projecting future cash flows of the Unconverted Accounts, historical numbers on the Unconverted Accounts, and the proposed Asset Purchase Agreements. For all Unconverted Accounts purchased by the Seller pursuant to a Forward Flow Agreement, the Seller shall submit to the Buyer and the Lender a stratification report (by dollars and number of Unconverted Accounts with percentages for each) containing detailed information for each portfolio of Unconverted Accounts within ten (10) Business Days after the relevant Addition Date. Upon reasonable notice, the Seller shall permit the Buyer or the Lender, at the expense of the Buyer or the Lender, as applicable, to visit and inspect any of the properties, books and financial reports of the Seller with respect to the Accounts all at such reasonable times during ordinary business hours of the Seller and as often as the Buyer or the Lender may reasonably request for the purpose of determining compliance with this Agreement; provided, however, that the Buyer and the Lender will use reasonable efforts to conduct (or have conducted) any such examination or inspection so as to minimize disruptions to the operations of the Seller.



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                  (f) Keeping of Records and Books of Account. The Seller will maintain a system of accounting established and administered in accordance with GAAP, consistently applied, and will maintain and implement administrative and operating procedures and keep and maintain all documents, books, records, and other information, reasonably necessary or advisable for the collection of all Accounts (including, without limitation, records adequate to permit the identification of each new Account and all collections of and adjustments to each existing Account). The Seller will give the Buyer and the Lender notice of any material change in the administrative and operating procedures of the Seller referred to in the previous sentence.

                  Section 5.2 Buyer Covenant Regarding Sale Treatment. The Buyer agrees to treat this conveyance for all purposes (other than for tax purposes) as a sale of the Conveyed Property by the Seller to the Buyer.

                                   ARTICLE VI

                              REPURCHASE OBLIGATION

                  Section 6.1 Mandatory Repurchase.

                  (a) Breach of Warranty. In the event of a breach with respect to a Account of any of the representations and warranties set forth in
         Section 4.2 or such Account was not an Eligible Account, such Account shall be designated an "Ineligible Account" and the Seller shall pay to the Buyer an amount in cash equal to the Purchase Price paid for any such Ineligible Account by the Buyer to the Seller plus any costs and expenses of the Buyer associated therewith less any amounts collected by the Buyer on such Account, but in no event less than zero. Such payment must be made by the close of business within five Business Days following the day such Account has been designated an Ineligible Account; provided, however, that such amount may be offset against any amounts due from the Buyer to the Seller with respect to the Purchase Price for Accounts sold to the Buyer on such day. The obligation of the Seller set forth in this Section 6.1 shall constitute the sole remedy available to the Buyer for any breach of the representations and warranties set forth in the above-referenced Sections with respect to any Account.

                  (b) Reassignment of the Sold Assets. In the event of a breach of any of the representations and warranties set forth in Sections 4.1(a), (c) and (d), the Buyer by notice given in writing to the Seller may direct the Seller to accept reassignment of the Accounts at the amount specified below within 60 days of such notice (or within such longer period as may be specified in such notice), and the Seller shall be obligated to accept reassignment of the Accounts within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable period, the Seller demonstrates to the Buyer that the representations and warranties contained in Sections 4.1(a), (c), and (d) shall then be true and correct in all material respects as if made on such day. The Seller shall pay to the Buyer on the day of such reassignment an amount equal to the aggregate Purchase Price paid for all the Conveyed Property plus any costs and expenses incurred by the Buyer in connection with the reassignment less any amounts collected by the Buyer on the Accounts, but in no event less than zero. On the day on which such amount has been paid, each Account shall be sold and reassigned to the Seller, and the Buyer shall execute and deliver such instruments of sale and assignment, in each case without recourse, representation, or warranty, as shall be reasonably requested by the Seller to vest in the Seller, or its designee or assignee, all right, title, and interest of the Buyer in and to each Account. The obligation of the Seller to purchase each Account pursuant to this Section 6.1 shall constitute the sole remedy available to the Buyer for a breach of the representations and warranties contained in Section 4.1 (a), (c) and (d).

                  Section 6.2 Conveyance of Reassigned Accounts. Upon the request of the Seller, the Buyer shall execute and deliver to the Seller a reconveyance substantially in such form and upon such terms as shall be acceptable to the Seller, pursuant to which the Buyer evidences the conveyance to the Seller of all of the Buyer's right, title, and interest in any Accounts reconveyed to the Seller pursuant to Section 6.1(b). The Buyer shall (and shall cause the Lender to) execute such other documents or instruments of conveyance or take such other actions as the Seller may reasonably require to effect any repurchase of Accounts pursuant to Section 6.1.

                  Section 6.3 Sales are Non-Recourse. Other than the obligations to repurchase Accounts under the limited circumstances set forth in Section 6.1, the sales of Accounts under this Agreement shall be without recourse to the Seller.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

                  Section 7.1 Conditions to the Buyer's Obligations Regarding Accounts. The obligations of the Buyer to purchase the Accounts on the Closing Date or any Addition Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on the Closing Date and on the respective Addition Date with the same effect as though such representations and warranties had been made on such date,

                  (b) All information concerning the Accounts provided to the Buyer shall be true and correct in all material respects as of the Closing Date, in the case of Accounts sold to the Buyer on the Closing Date, or the applicable Addition Date, in the case of Accounts sold to the Buyer after the Closing Date,

                  (c) At the Closing Date, the Seller shall have substantially performed all other obligations required to be performed by the provisions of this Agreement,

                  (d) The Seller shall have filed the financing statement(s) required to be filed pursuant to Section 2.1(b), and

                  (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Buyer, and the Buyer shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Buyer may reasonably have requested.

                  Section 7.2 Conditions Precedent to the Seller's Obligations. The obligations of the Seller to sell Accounts on any Business Day shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Buyer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date,

                  (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.2 shall have been made, and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Buyer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

                                  ARTICLE VIII

                              TERM AND TERMINATION

                  Section 8.1 Termination. This Agreement shall terminate upon payment in full by the Buyer of all Loans and other obligations under the Loan Agreement and the termination of the Loan Agreement.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                  Section 9.1 Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Buyer and the Seller. The Seller shall provide prompt written notice of any such amendment to the Lender.

                  Section 9.2 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 9.3 Notices. All demands, notices, and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:

                  (a)      in the case of the Buyer, to:

                           Credit Store Services, Inc.
                           3401 North Louise Avenue, Suite 106
                           Sioux Falls, South Dakota 57105
                           Attention:  Corporate Counsel
                           Telephone:  (605) 339-7571
                           Telecopy:   (605) 338-3486

                           with a copy to:

                           The Varde Fund IV-A, L.P.
                           c/o Varde Partners, L.P.
                           3600 West 80th Street, Suite 425
                           Minneapolis, MN 55435
                           Attention: Rick J. Noel
                           Telephone No.:  (952) 893-1554

                           Facsimile No.:  (952) 893-9613

                  (b)      in the case of the Seller, to:

                           The Credit Store, Inc.
                           3401 N. Louise Avenue
                           Sioux Falls, South Dakota 57105
                           Attention:  Chief Financial Officer
                           Telephone:  (605) 339-7577
                           Telecopy:   (605) 338-3486

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  Section 9.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 9.5 Assignment. This Agreement may not be assigned by the Buyer or the Seller without the written consent of the other party and the Lender; provided, however, that the Buyer's rights hereunder may be collaterally assigned to the Lender.

                  Section 9.6 Further Assurances. The Buyer and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party to more fully effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Accounts for filing under the provisions of the Code or other laws of any applicable jurisdiction.

                  Section 9.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Buyer or the Seller, any right, remedy, power, or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers, and privileges provided by law.

                  Section 9.8 Counterparts. This Agreement may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 9.9 Binding Effect. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  Section 9.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

                  Section 9.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 9.12 [Reserved].

                  Section 9.13 Merger or Consolidation of, or Assumption of the Obligations of, the Seller. The Seller shall not consolidate with or merge into any other corporation or entity or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (a) the corporation or entity formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be a corporation or entity organized and existing under the laws of the United States of America or any state or the District of Columbia and, if the Seller is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Buyer in form satisfactory to the Buyer and the Lender, the performance of every covenant and obligation of the Seller hereunder (to the extent that any right, covenant, or obligation of the Seller, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and

                  (b) the Seller shall have delivered to the Buyer (i) an officer's certificate that such consolidation, merger, conveyance, or transfer and such supplemental agreement comply with this Section 9.13 and that all conditions precedent herein provided for relating to such transaction have been complied with and (ii) the Lender shall have received an opinion of legal counsel reasonably acceptable to it that this Agreement is a legal, valid, and binding obligation of such successor corporation or entity, enforceable against such successor corporation or entity in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws affecting creditors' rights generally, and to the application of general principles of equity.

                  Section 9.14 Protection of Right, Title and Interest to Accounts.

                  (a) The Seller shall cause this Agreement, all amendments hereto, all financing statements and continuation statements, and any other necessary documents covering the Seller's and the Buyer's right, title, and interest to the Conveyed Property to be promptly recorded, registered, and filed, and at all times to be kept recorded, registered, and filed, all in such manner and in such places as may be required by law to fully preserve and protect the right, title, and interest of the Buyer hereunder to the Conveyed Property and the proceeds thereof. The Seller shall deliver to the Buyer file-stamped copies of, or filing receipts for, any document recorded, registered, or filed as provided above, as soon as available following such recording, registration, or filing. The Buyer shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 9.14(a).

                  (b) Within 30 days after the Seller makes any change in its name, identity, or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 9.14(a) materially misleading within the meaning of Section 9-402(7) of the Code as in effect in the Relevant UCC State, the Seller shall give the Buyer written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Conveyed Property and the proceeds thereof.

                  (c) The Seller will give the Buyer prompt written notice of any relocation of any office from which it services Accounts or keeps records concerning the Accounts or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the Code would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Conveyed Property and the proceeds thereof. The Seller will at all times maintain each office from which it services Accounts and its principal executive office within the United States of America.

                  Section 9.15 No Bankruptcy Petition Against the Buyer. The Seller hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Loans and other obligations due under the Loan Agreement and the termination of the Loan Agreement it will not institute against or join any other Person in instituting against the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceeding under the laws of the United States or any state of the United States.




                           (Signature Page to Follow)

                  IN WITNESS WHEREOF, the Buyer and the Seller each have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                CREDIT STORE SERVICES, INC., as Buyer


                                By:
                                   -------------------------------------------

                                   -------------------------------------------
                                     Its
                                        --------------------------------------


                                THE CREDIT STORE, INC., as Seller


                                By:
                                   -------------------------------------------

                                   -------------------------------------------
                                     Its
                                        --------------------------------------




            (Signature Page 1 of 1 to the Account Purchase Agreement)